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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 20, 1995



                              ZAPATA CORPORATION
                        ------------------------------
                          (Exact name of registrant as
                           specified in its charter)


   Delaware                        1-4219                    C-74-1339132
(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)                 Identification
incorporation)                                                  Number)


                        1717 St. James Place, Suite 550
                             Houston, Texas 77056
                   ----------------------------------------
                   (Address of principal executive offices)


       Registrant's telephone number, including area code (713) 460-6100



                           One Riverway, Suite 2100
                                P. O. Box 4240
                             Houston, Texas 77210
                   ----------------------------------------
         (Former Name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

     On September 20, 1995, Zapata Corporation, a Delaware corporation (the "Company"), and its two wholly owned subsidiaries, Energy Industries, Inc., a Delaware corporation ("Zapata Sub") and Zapata Energy Industries, L.P., a Delaware limited partnership ("Zapata Partnership"), entered into an agreement (the "Agreement") with Enterra Corporation, a Delaware corporation ("Enterra"), and its wholly owned subsidiary, Enterra Compression Company, a Delaware corporation ("Enterra Sub"), pursuant to which Enterra and Enterra Sub agreed to purchase substantially all of the assets, and assume certain liabilities, of Zapata Sub and Zapata Partnership. The purchase price is $130 million and is subject to upward or downward adjustment based on the net asset value of Zapata Sub and Zapata Partnership on the closing date. The closing of the sale is conditioned upon, among other things, the approval of the Agreement by the stockholders of the Company, and the receipt of certain regulatory approvals and the expiration of any applicable waiting period with respect thereto. The Agreement is attached as Exhibit 2 hereto and its terms are incorporated herein by reference.

     Simultaneously with the execution and delivery of the Agreement, the Malcolm I. Glazer Trust (the "Trust"), a principal stockholder of Zapata, executed and delivered a letter, dated September 20, 1995 (the "Letter Agreement"), to Enterra pursuant to which the Trust agreed to vote the shares of common stock of the Company owned or controlled by it in accordance with the recommendation of the board of directors with respect to the approval by the stockholders of the Company of resolutions submitted to such stockholders relating to the Agreement. The Letter Agreement is attached as Exhibit 10 hereto and its terms are incorporated herein by reference.

     A copy of the Press Release, dated September 21, 1995, issued by the Company and Enterra relating to the Agreement, is attached as Exhibit 99 hereto and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) The following exhibits are filed with this report:

          2 Agreement, dated as of September 20, 1995, among Zapata Corporation, Energy Industries, Inc., Zapata Energy Industries, L.P., Enterra Corporation and Enterra Compression Company.

          10 Letter, dated September 20, 1995, from Malcolm I. Glazer Trust to Enterra Corporation.

          99 Press Release, dated September 21, 1995, issued jointly by Zapata Corporation and Enterra Corporation.

     The exhibits and disclosure schedule to the Agreement are omitted. Pursuant to Item 601(b)(2) of Regulation S-K, the Company agrees to furnish copies of the exhibits and disclosure schedule to the Securities and Exchange Commission upon request.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ZAPATA CORPORATION



Dated:  October 4, 1995             By:/s/ Joseph L. von Rosenberg, III
                                       --------------------------------
                                    Name:  Joseph L. von Rosenberg, III
                                           Vice President, General Counsel
                                           and Corporate Secretary


                                       3
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                                 EXHIBIT INDEX



     Exhibit   Description

      2 Agreement, dated as of September 20, 1995, among Zapata Corporation, Energy Industries, Inc., Zapata Energy Industries, L.P., Enterra Corporation and Enterra Compression Company.

      10 Letter, dated September 20, 1995, from Malcolm I. Glazer Trust to Enterra Corporation.

      99 Press Release, dated September 21, 1995, issued jointly by Zapata Corporation and Enterra Corporation.
                                       4